SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                              FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 4, 1997

             SIXTY SIX ASSOCIATES A LIMITED PARTNERSHIP
        (Exact Name of Registrant as Specified in Its Charter)

                              Delaware
             (State or Other Jurisdiction of Incorporation)

        0-17678                         04-2973618
(Commission File Number)     (I.R.S. Employer Identification No.)

    One International Place, Boston, Massachusetts       02110
      (Address of Principal Executive Offices)         (Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                 N/A
    (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Material Event

	On March 4, 1997, First Winthrop Corporation (First Winthrop) and Sixty-Six, Inc. (Sixty-Six), a wholly-owned subsidiary of Sixty Six Associates Limited Partnership (the Registrant), entered into an agreement with Florida Panthers Holdings, Inc. (Panthers) pursuant to which Sixty-Six and First Winthrop exchanged their interest as limited partners in 2301 SE 17th St., Ltd. ("2301 Ltd.") for shares of Class A Common Stock of Panthers. The partnership interest in 2301 Ltd. was Sixty-Six's only asset.

	Also on March 4, 1997, pursuant to a separate agreement which had been entered into in December 1996, the other partners of 2301 Ltd. transferred their respective interests in 2301 Ltd. to Panthers in exchange for shares of Class A Common Stock of Panthers. Panthers is a public corporation the stock of which is quoted on the NASDAQ National Market under the Symbol "PUCK".

	In exchange for its partnership interest in 2301 Ltd., Sixty-Six was issued 486,383 unregistered shares of the Class A Common Stock of Panthers, par value $.01 per share (the Shares). In addition, Sixty-Six received a cash distribution from the liquidation of 2301 Ltd. in the amount of $784,619. The partners of 2301 Ltd. (including Sixty-Six) agreed, however, to indemnify Panthers for any damages caused as result of a breach of any representation and warranty given by the partners of 2301 Ltd. As a result, 48,638 of the Shares are being held in escrow by Panthers for a period of up to one-year as security for such indemnification rights. Promptly after the consummation of this transaction, the Registrant caused Sixty-Six to be dissolved and all of the assets of Sixty-Six, including the Shares, were distributed to the Registrant. In addition, the Registrant acquired all of the rights and obligations of Sixty-Six with respect to the Shares.

	The Shares were issued pursuant to a registration exemption from the Securities Act of 1933. Accordingly, unless the Shares are subsequently registered, Sixty-Six is prohibited from transferring the Shares until such time as it has an exemption from registration. It is anticipated that the Shares will be registered by Panthers during the first half of 1997. Accordingly, during the first half of 1997 the general partner of the Registrant intends to
(i) terminate the Registrant, (ii) liquidate the Shares and (iii) cause all net proceeds from the sale of the Shares, as well as cash reserves, to be used to pay off all Registrant obligations (including, without limitation, loans made to the Registrant by the general partner or its affiliates, together with interest there on, and accrued asset management fees payable to the general partner or its affiliates for periods of time prior to the 1993 bankruptcy as required by the terms of the Registrant's partnership agreement), with the balance to be distributed pursuant to the terms of the Registrant's partnership agreement.

	As a condition to the transaction, each of the partners of 2301 Ltd. exchanged mutual releases with respect to any claims they may have against each other with respect to 2301 Ltd., except for claims arising out of the transfer of their interests to Panthers.

	Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

10	Class B Exchange Agreement, dated as of March 4,
1997, by and between Florida Panthers Holdings,
Inc., First Winthrop Corporation and Sixty-Six




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of October, 1996.

					SIXTY-SIX ASSOCIATES LIMITED PARTNERSHIP

					By:  THREE WINTHROP PROPERTIES, INC.,
					     Its General Partner

                       By: /s/ Michael L. Ashner
                               Michael L. Ashner
                               Chief Executive Officer



                         EXHIBIT INDEX



    Exhibit                                                  Page

10	Class B Exchange Agreement, dated as of March		  6
	4, 1997, by and between Florida Panthers Holdings,
	Inc., First Winthrop Corporation and Sixty-Six


CLASS B EXCHANGE AGREEMENT

	This Class B Exchange Agreement (this "Class B Exchange Agreement") is entered into as of March ___, 1997 by and between Florida Panthers Holdings, Inc., a Florida corporation (Panthers), First Winthrop Corporation, a Delaware corporation (as successor in interest to BTB Leasing Co., Inc., a Delaware corporation) ("Winthrop") and Sixty-Six, Inc., a Delaware corporation ("Sixty-Six"). Winthrop and Sixty-Six are sometimes hereinafter referred to collectively as the "Class B Limited Partners" and individually as a "Class B Limited Partner".

RECITALS

	A.	Winthrop and Sixty-Six are the record and beneficial
holders of Class B limited partnership interests in 2301 SE 17th St., Ltd., a Florida limited partnership, (2301 Ltd.) pursuant to the terms of a certain Partnership Agreement dated June 29, 1993 (the Partnership Agreement);

	B.	Panthers has entered into an Exchange Agreement dated
December 22, 1996 with certain persons and entities pursuant to which Panthers agreed to acquire from such parties, directly or indirectly, all of the general and limited partnership interests in 2301 Ltd. (the Exchange Agreement) in exchange for shares of Panthers Class A Common Stock, par value $.01 per share (Panthers Common Stock);

	C.	Panthers wishes to acquire from the Class B Limited
Partners, and the Class B Limited Partners wish to convey to Panthers, all of the Class B Limited Partners' respective Class B limited partnership interests in 2301 Ltd., subject to and in accordance with the terms set forth herein below.

	In consideration of the foregoing Recitals, and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

	1.	Exchange of Class B Limited Partnership Interests.

	Winthrop and Sixty-Six each hereby agree that, subject to the terms and conditions contained in this Class B Exchange Agreement, on the first business day (the Closing Date) following the Effective Time (as defined in the Exchange Agreement), Panthers shall acquire all of Winthrop's and Sixty-Six's respective Class B limited partnership interests in 2301 Ltd. (collectively, the "Class B Limited Partnership Interests"). In consideration for the acquisition of the Class B Limited Partnership Interests, and subject to the terms and conditions contained in this Class B Exchange Agreement, Panthers shall issue Five Hundred Forty-Six Thousand Four Hundred Ninety-Eight (546,498) shares (the "Panthers Shares") of the Panthers Common Stock to the Class B Limited Partners. At Closing Panthers shall issue Four Hundred Ninety-One Thousand Eight Hundred Forty-Eight (491,848) shares of the Panthers Shares to the Class B Limited Partners. On the first annual anniversary of the Closing Date, the Panthers shall issue Fifty-four Thousand Six Hundred Fifty (54,650) shares of the Panthers Shares (the Holdback Shares) to the Class B Limited Partners which number of shares is subject to adjustment upon any claim for purchase price adjustment or any claim for indemnity by Panthers pursuant to the terms of the Exchange Agreement. Unless Panthers are otherwise instructed in writing by both of the Class B Limited Partners not less than three business days prior to the Closing
Date, the Panthers Shares so issued shall be allocated 11% to Winthrop and 89% to Sixty-Six. On the Closing Date, the Class B Limited Partners shall execute and deliver to Panthers such assignments of their respective Class B Limited Partnership
Interests and such other documents reasonably requested by Panthers to evidence the transfer of such Class B Limited Partnership Interests from the Class B Limited Partners to Panthers. Each of the Class B Limited Partners acknowledges and agrees that it is not entitled to, and hereby waives, any further distributions (whether capital, income or otherwise) from 2301 Ltd. or from Panthers, except with respect to the Panthers Shares. If for any reason, the transactions contemplated by the Exchange Agreement do not close then this Class B Exchange Agreement shall terminate and be of no force or effect and the parties shall have no liabilities to each other hereunder.

	2.	Representations and Warranties of the Class B Limited
Partners.

	Each Class B Limited Partner hereby represents and warrants to Panthers that:

		1.	The Class B Limited Partners are each corporations
duly organized, validly existing and in good standing under the laws of the state of Delaware and each has the requisite power and authority to own or lease properties and to carry on its business as now being conducted. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of either of the Class B Limited Partners.

		2.	Each of the Class B Limited Partners has the power
and authority to execute and deliver this Class B Exchange
Agreement, to perform its respective obligations hereunder, and to consummate the transactions contemplated hereunder. Each of the
Class B Limited Partners has taken all action necessary to
authorize the execution and delivery of this Class B Exchange
Agreement, the performance of its respective obligations hereunder, and the consummation of the transactions contemplated hereunder, subject to obtaining the consent of 2301 Ltd.  to this transaction.
 .

		3.	This Class B Exchange Agreement has been duly
executed and delivered by each of the Class B Limited Partners and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

		4.	Winthrop is the record and beneficial owner of a
Class B Limited Partnership Interest, and Sixty-Six is the record and beneficial owner of a Class B Limited Partnership Interest.
The relative ownership percentages of Class B Limited Partnership
Interests in 2301 Ltd. by Winthrop and Sixty-Six, as between themselves and assuming there are no other holders of Class B
Limited Partnership interests in 2301 Ltd., are 11% and 89%, respectively. The Class B Limited Partnership Interests are free and clear of all liens, encumbrances, restrictions, liabilities and claims of any kind.

		5.	The execution and delivery of this Class B Exchange
Agreement by each of the Class B Limited Partners, the performance by them of their respective obligations hereunder and the consummation by them of the transactions contemplated by this Class
B Exchange Agreement will not (i) contravene any provision of the Articles of Incorporation, Bylaws or other organizational documents of either of the Class B Limited Partners, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority of any kind or of any arbitration award which is either applicable to, binding upon or enforceable against either of the Class B Limited
Partners, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice, or both, constitute a default under, or give rise to a right to terminate, amend, modify, abandon or accelerate any contract or other obligation which is applicable to, binding upon or enforceable against either of the Class B Limited
Partners), (iv) result in or require the creation or imposition of any lien or other encumbrance upon or with respect to the Class B
Limited Partnership Interests, or (v) except for the consent of 2301, Ltd. and the filing of Form 8-K with the Securities and Exchange Commission, require the consent, approval, authorization or permission of, or filing with or notification to, any governmental authority, any court or tribunal or any other person or entity.

		6.	Each of the Class B Limited Partners is acquiring
the Panthers Shares hereunder for its own account and with no present intention of distributing or selling such Panthers Shares and further agrees not to transfer such Panthers Shares in violation of the Securities Act of 1933, as amended (the
Securities Act), or any applicable state securities law. Each of the Class B Limited Partners agrees that it will not sell or otherwise dispose of any of the Panther Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to Panthers, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to Panthers, is exempt from registration or qualification under applicable state securities laws. Each of the Class B Limited
Partners understands that the offer and sale by Panthers of the Panthers Shares being acquired by such Class B Limited Partner hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of Panthers on such exemption from registration is predicated in part on these representations and warranties of each of the Class B Limited Partners. Each of the Class B Limited
Partners acknowledges that pursuant to Section 8(b) of this Class B Exchange Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Panthers Shares.

		7.	Winthrop is an accredited investor as such term is
defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which is attached hereto as Exhibit A).

		8.	Each of the Class B Limited Partners has such
knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

		9.	 Each of the Class B Limited Partners has received
from Panthers, and has reviewed, such information which such Class
B Limited Partner considers necessary or appropriate to evaluate the risks and merits of an investment in the Panthers Shares, including without limitation, the documents listed on Exhibit B.
Each of the Class B Limited Partners acknowledges that each of the documents listed on, including the sections under the heading "RISK FACTORS" in the Final Prospectus dated November 13, 1996 relating to Panthers' initial public offering, are specifically incorporated herein by reference and form an integral part of this Agreement.
Each of the Class B Limited Partners also acknowledges that the additional risk factors set forth on Exhibit B are specifically incorporated herein by reference and form an integral part of this Class B Exchange Agreement.

		10.	 Each of the Class B Limited Partners has had the
opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of Panthers so as to receive answers and verify information obtained in such Class B
Limited Partner's examination of Panthers, including the information that such Class B Limited Partner has received and reviewed as referenced in Section 2(i) hereof in relation to its investment in the Panthers Shares.

		11.	No oral or written representations have been made to
either of the Class B Limited Partners in connection with such Class B Limited Partner's acquisition of the Panther Shares which were in any way inconsistent with the information reviewed by such Class B Limited Partner. Each of the Class B Limited Partners acknowledges that no representations or warranties of any type or description have been made to it by any person with regard to Panthers, any of its subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in
Section 3 hereof.

		12.	Each of the Class B Limited Partners has such
knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable such Class B Limited Partner to utilize the information referred to in Section 2(i) hereof and any other information made available by Panthers to such Class B Limited Partner in order to evaluate the merits and risks of an investment in the Panthers Shares and to make an informed investment decision with respect thereto.

		13.	Neither of the Class B Limited Partners is relying
on Panthers or on any legal or other opinion in the materials reviewed by such Class B Limited Partner with respect to the financial or tax considerations of such Class B Limited Partner relating to its investment in the Panthers Shares. Each of the Class B Limited Partners has relied solely on the representations and warranties, covenants and agreements of Panthers in this Class
B Exchange Agreement and the Exchange Agreement (including the
Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Panthers
Shares.

	All of the foregoing representations and warranties of the Class B Limited Partners shall survive the Effective Time.

	14.	Representations and Warranties of the Panthers.

	The Panthers hereby represents and warrants to each of the Class B Limited Partners that:

		15.	Panthers is a corporation duly organized, validly
existing and in good standing under the laws of the State of Florida. Panthers has the requisite power and authority to carry on its business and to own or lease its properties.

		16.	Panthers has the corporate power and authority to
execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.
Panthers has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

		17.	This Agreement has been duly executed and delivered
by Panthers and constitutes a legal, valid and binding obligation of Panthers, enforceable against Panthers in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

		18.	Upon consummation of the transactions contemplated
hereunder and the issuance and delivery of certificates representing the Panthers Shares to the Class B Limited Partners, the Shares will be validly issued, fully paid and non-assessable shares of Panthers Common Stock.

		19.	Panthers has not incurred any obligation for any
finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

	20.	Additional Agreements.

		21.	Each of the parties agree to execute and deliver
such additional instruments and documents and take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all the terms of this Agreement and the transactions contemplated hereby. Between the execution of this Agreement and the Closing Date, each of the Class B Limited
Partners agree that they will not take any action, or do or propose to do, or obligate themselves to do anything which would impair their ability to consummate the transactions contemplated under this Agreement on the Closing Date. Each of the Class B Limited Partners agree to cooperate with Panthers, at no cost to the Class
B Limited Partners, in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any law, rule or regulation or the rules of any exchange on which Panthers Common Stock is listed or of the Nasdaq Stock Market in connection with the transactions contemplated by this Agreement and to use its respective best efforts to agree jointly on a method to overcome any objections by any governmental authority to any such transactions. Each of the parties agree to provide the other with notice of the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained herein to be untrue or inaccurate, or any covenant, condition or agreement contained herein not to be complied with or satisfied.

		22.	Panthers and each of the Class B Limited Partners
will use their respective best efforts to cause the transactions contemplated hereunder to qualify as tax-free transactions under the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code") and do not presently intend to take any action as to the transactions contemplated hereunder are effective to cause the transactions contemplated hereunder to lose their tax-free status. All of the parties agree to comply with the reporting requirements of Section 351 of the Code and applicable Treasury Regulations promulgated thereunder.

		23.	Except as may be required by law or otherwise
permitted or expressly contemplated herein, the Class B Limited Partners shall not disclose to any third party this Agreement or the subject matter or terms hereof without the prior written consent of Panthers. The Panthers acknowledge that the stockholder of Sixty-Six must disclose the closing of the transactions contemplated by this Agreement by filing a Form 8-K with the Securities and Exchange Commission and Sixty-Six agrees that it shall provide Panthers the opportunity to review and comment upon such Form 8-K prior to filing. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by the Class B Limited Partners without the prior written approval of Panthers. Except as otherwise expressly consented to by Panthers in writing, from the date of this Agreement until the Closing Date, none of the Class B Limited Partners (or any affiliates thereof) will directly or indirectly purchase or sell (including short sales) any shares of Panthers Common Stock in any transaction effected on the Nasdaq National Market or otherwise.

	24.	Conditions to the Obligations of Panthers.

	The obligations of Panthers to effect the transactions contemplated hereunder shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Panthers in writing:

		25.	The representations and warranties of the Class B
Limited Partners contained in this Agreement shall be true and correct as of the Closing Date with the same force and effect as though made at and as of that time. The Class B Limited Partners shall have each performed and complied with all of their respective obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Each of the Class B Limited Partners shall have delivered to Panthers a certificate, dated as of the Effective Time, duly signed by its respective president, certifying that such representations and warranties are true and correct and that all such obligations have been complied with and performed.

		26.	The satisfactory closing of the 2301 Exchange
Agreement.

		27.	The Class B Limited Partners shall deliver to
Panthers certified resolutions adopted by the Boards of Directors of each of the Class B Limited Partners and the shareholders thereof authorizing the transactions contemplated by this Agreement, and a certificate of good standing for each of the Class
B Limited Partners as of a date not more than 10 days prior to the Closing Date.

		28.	Each of the Class B Limited Partners shall have
received consents to the transactions contemplated hereby from any person from whom such consent is required under any contract or other obligation, except for the consent of 2301 Ltd.

		29.	The Class B Limited Partners shall have delivered to
Panthers appropriate assignments and other documentation required by Panthers or Panthers' counsel transferring their respective
Class B Limited Partnership Interests to Panthers.

	30.	Deliveries at Closing.

		At Closing, the Panthers will deliver (i) certificates representing 491,848 of the Panthers Shares and (ii) a certificate of 2301, Ltd. that consents to the transfer of the Class B Limited Partnership Interests to the Panthers and that certifies a true and correct copy of the Partnership Agreement. On the first anniversary of the Closing of the transactions in this Class B Exchange Agreement Panthers will deliver certificates representing the Holdback Shares. The number of Holdback Shares may be reduced (pro rata with the Held Back Shares pursuant to the terms and procedures set forth in Section 9.3 of the Exchange Agreement.
Also at Closing the Class B Limited Partners will deliver an assignment of their Class B Limited Partnership Interests to
Panthers in a form satisfactory to Panthers. During the one (1) year period that Panthers shall hold the Holdback Shares, the Class
B Limited Partners shall be entitled to the same benefits and rights as those provided to the Held Back Shares as defined under the Exchange Agreement pursuant to Section 9.4 of the Exchange Agreement. Each of the parties should also deliver such other documents and take such other actions as they deem reasonably necessary to conclude the transactions contemplated hereby.

	31.	Indemnification.

	Each of the Class B Limited Partners, jointly and severally, agree to indemnify, defend and hold Panthers harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by Panthers arising out of or relating from (i) any breach of a representation or warranty made by either of the Class B Limited Partners in or pursuant to this Agreement, and (ii) any breach of the covenants or agreements made by either of the Class B Limited Partners in or pursuant to this Agreement.

	Panthers agree to indemnify, defend and hold each of the Class B Partners harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by either of the Class B Partners arising out of or relating from (i) any breach of a representation or warranty made by the Panthers in or pursuant to this Agreement, and (ii) any breach of the covenants or agreements made by Panthers in or pursuant to this Agreement.
	32.	Securities Laws.

		33.		Each of the Class B Limited Partners represent
and warrant that the Panthers Shares being acquired by them hereunder are being acquired and will be acquired for their own respective accounts and will not be sold or otherwise disposed of, except pursuant to (a) an exemption from the registration requirements under the Securities Act, which does not require the filing by Panthers with the Securities and Exchange Commission (the
SEC) of any registration statement, offering circular or other document, in which case, the Class B Limited Partners shall first supply to Panthers an opinion of counsel (which counsel and opinions shall be satisfactory to Panthers) that such exception is available, or (b) an effective registration statement filed by Panthers with the SEC under the Securities Act.

			34.	The certificates representing the Panthers
Shares shall bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

Panthers may, unless a registration statement is in effect covering such shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal securities laws.

	35.	Registration Rights

	The Class B Limited Partners shall have the following registration rights with respect to the Shares issued to them hereunder:

		36.	Registration Rights for Panthers Shares; Filing of
Registration Statement. Panthers will utilize reasonable efforts to cause, as soon as practicable following the Effective Time, a registration statement to be filed under the Securities Act or a pending registration statement to be amended for the purpose of registering the Panthers Shares for resale by a Holder thereof (the Registration Statement). In the event that Panthers shall file a registration statement for the registration of Panthers Common
Stock issued under the Exchange Agreement then, the Panthers shall include for registration on the same terms and conditions and with the same rights as the shares of Panthers Common Stock issued under the Exchange Agreement in such registration statement the Panthers
Shares issued hereunder. For purposes of this Section 9, a person is deemed to be a Holder of Panthers Shares whenever such person is the record owner of the Shares. Panthers will use reasonable efforts to have the Registration Statement become effective and cause the Panthers Shares to be registered under the Securities
Act, and registered, qualified or exempted under the state securities laws of such jurisdictions as any Holder reasonably requests, as soon as is reasonably practicable. Notwithstanding the foregoing, Panthers may delay filing the Registration
Statement, and may withhold efforts to cause the Registration
Statement to become effective, if Panthers determines in good faith that such registration might interfere with or affect the negotiation or completion of any transaction that is being contemplated by Panthers (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised.

		37.	Expenses of Registration.  Panthers shall pay all
expenses incurred by Panthers in connection with the registration, qualification and/or exemption of the Shares, including any SEC and state securities law registration and filing fees, printing expenses, fees and disbursements of Panthers' counsel and accountants, transfer agents' and registrars' fees, fees and disbursements of experts used by Panthers in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the Registration
Statement or prospectuses contained therein. Panthers shall not, however, be liable for any sales, broker's or underwriting commissions upon sale by any Holder of any of the Shares.

		38.	Furnishing of Documents.  Panthers shall furnish to
the Holders such reasonable number of copies of the Registration
Statement, such prospectuses as are contained in the Registration
Statement and such other documents as the Holders may reasonably request in order to facilitate the resale of the Panthers Shares.

		39.	Amendments and Supplements.  Panthers shall prepare
and promptly file with the SEC and promptly notify the Holders of the filing of such amendments or supplements to the Registration
Statement or prospectuses contained therein as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Panthers Shares is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Panthers shall also advise the Class B
Limited Partners who shall immediately notify the Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued. If, after a Registration Statement becomes effective, Panthers advises the Class B Limited Partners who shall immediately notify the Holders that Panthers considers it appropriate that the Registration
Statement be amended, the Holders shall suspend any further sales of the Panthers Shares until Panthers advises the Holders that the Registration Statement has been amended.

		40.	Duration.  Panthers shall maintain the effectiveness
of the Registration Statement until such time as Panthers reasonably determines, based on an opinion of counsel, that the Holders will be eligible to sell all of the Shares then owned by the Holders without the need for continued registration of the shares, in the three month period immediately following the termination of the effectiveness of the Registration Statement. Panthers' obligations contained in paragraphs (a), (c) and (d) shall terminate on the second anniversary of the Effective Date.

		41.	Further Information.  If Shares owned by a Holder
are included in any registration, such Holder shall furnish
Panthers such information regarding himself as Panthers may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

	42.	Termination.

	This Agreement may be terminated at any time prior to the Closing Date:

		43.	By mutual written consent of all the parties hereto
at any time prior to the Closing Date; or

		44.	By Panthers in the event of a material breach by
either of the Class B Limited Partners of any provision of this Agreement; or

		45.	By the Class B Limited Partners in the event of a
material breach by Panthers of any provision of this Agreement; or

		46.	By any of Panthers or the Class B Limited Partners
if the Closing shall not have occurred by April 1, 1997.

	47.	Notices.

	All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

		48.	if to the Panthers:

			Florida Panthers Holdings, Inc.
			100 Southeast Third Avenue, Second Floor
			Ft. Lauderdale, FL 33301
			Attn: Steven M. Dauria
			Telecopy: (954) 768-1948

			with a copy to:

			Akerman, Senterfitt & Eidson, P.A.
			One Southeast Third Avenue, 28th Floor
			Miami, Florida  33131
			Attention: Edward L. Ristaino, Esq.
			Telecopy: (305) 374-5095

		49.	if to Sixty-Six:

			One International Place
			Boston, Massachusetts  02110
			Attn:  Richard McCready
			Telecopy:  (617) 330-8621

			with a copy to:

			Post & Heymann LLP
			100 Jericho Quadrant, Suite 214
			Jericho, N.Y.   11753
			Telecopy: (516) 433-2777
			Attn:  David Heymann, Esq.

		50.	if to Winthrop:

			One International Place
			Boston, Massachusetts  02110
			Attn:  Richard McCready
			Telecopy:  (617) 330-8621

			with a copy to:

			Post & Heymann LLP
			100 Jericho Quadrant, Suite 214
			Jericho, N.Y.   11753
			Attn: David Heymann, Esq.
			Telecopy: (516) 433-2777

	Notice shall be deemed given on the date sent if sent by overnight delivery or facsimile transmission and on the date delivered (or the date of refusal of delivery) if sent by certified or registered mail.

		51.	Entire Agreement.

	This Agreement and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter.

		52.	Expenses.

	The parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Class B
Exchange Agreement or any transaction contemplated hereby.

		53.	Amendment; Waiver

	This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Class B Exchange Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

		54.	Binding Effect; Assignment.

	The rights and obligations of this Class B Exchange Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. The rights and obligations of this Class B Exchange Agreement may not be assigned or delegated by either of the Class B Limited Partners without the prior written consent of Panthers.

		55.	Counterparts

	This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

		56.	Interpretation

	When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words include, includes or including are used in this Agreement, they shall be deemed to be followed by the words without limitation. Time shall be of the essence in this Agreement.

		57.	Governing Law; Interpretation

	This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State. The parties irrevocably consent to personal jurisdiction and venue in the appropriate courts located in Broward County, Florida for the resolution of all disputes hereunder.

		58.	Arm's Length Negotiations.

	Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.




FLORIDA PANTHERS HOLDINGS, INC., a
Florida corporation

By:
	Name: Steven M. Dauria
	Title:  Vice President


FIRST WINTHROP CORPORATION, a Delaware
corporation

By:
Name:  ____________________________
Title:


SIXTY-SIX, INC., a Delaware
corporation

By:
Name:  ____________________________
Title:




EXHIBIT A

	Definition of Accredited Investor contained in Rule 501(a) promulgated under the Securities Act.




EXHIBIT B

SEC FILINGS and RISK FACTORS


THE INVESTOR IS URGED TO REVIEW THE FOLLOWING DOCUMENTS WHICH ARE
INCORPORATED BY REFERENCE HEREIN AS IF RESTATED HEREIN:

	1.	Final Prospectus dated November 13, 1996, in connection
with the Issuer's Initial Public Offering.
	2.	Quarterly Reports on Form 10-Q for the quarterly
periods ended September 30, 1996 and December 31, 1996.
	3.	Current Report on Form 8-K dated December 23, 1996
	4.	Preliminary Consent Solicitation Statement, dated
January 17, 1997, relating to the solicitation of written
consents to approve the Issuer's acquisition, directly or
indirectly, of all of the general and limited partnership
interests in each of 2301 S.E. 17th Street, Ltd. (2301 Ltd.)
and Rahn Bahia Mar, Ltd. (Rahn Ltd.) (the Exchanges). *
	5.	Press Release, dated December 23, (included with Form
8-K referenced above).

	*	This document is a confidential, non-public document
and its contents should not be disclosed to any third party.


THE INVESTOR IS ALSO URGED TO CAREFULLY READ THE FOLLOWING
ADDITIONAL RISK FACTORS:

Uncertainty Regarding Registration Rights.
	Although Panthers has undertaken to register the Shares for resale by the Class B Limited Partners, such registration must be on a Registration Statement on Form S-1 rather than on a Registration Statement on Form S-3. This distinction is significant because, while Form S-3 allows for a prospectus to remain evergreen by incorporation by reference of subsequently filed Exchange Act reports, Form S-1 requires that a post-effective amendment be filed during any period in which offers or sales are made thereunder to reflect any fundamental change in the information presented in the prospectus which is part of the Registration Statement. Therefore, the Class B Limited Partners should be aware that there will be periods, between the date that any such post-effective amendment is filed and the date that such post-effective amendment is declared effective by the SEC, during which the Class B Limited Partners will be restricted under certain provisions of the Securities Act from reselling any of the Shares.

Possible Depressing Effect of Future Sales of Class A Common
Stock

Under the agreements executed in connection with the Exchanges (the Exchange Agreements) Panthers has agreed to file a registration statement covering registration of the 8,400,000 shares (the "Exchange Shares") of Class A Common Stock to be issued pursuant to the Exchanges. The Exchange Shares so registered could be sold in the public market. No predictions can be made as to the effect, if any, that market sales of the Exchange Shares, or the availability of the Exchange Shares for sale, will have on the market price for shares of Class A Common Stock prevailing from time to time. Sales of substantial amounts of the Exchange Shares in the public market following the Exchanges could adversely affect the market price of the Class A Common Stock.

Risks Associated with the Proposed Exchanges

There may be liabilities which Panthers fails to or is unable to discover in the course of performing due diligence investigations in connection with the proposed Exchanges, including liabilities arising from non-compliance with certain federal, state or local environmental laws by prior owners, and for which Panthers, as a successor owner, may be responsible. Although Panthers will be fully indemnified for a period of three years under each of the Exchange Agreements, there can be no assurance that such indemnification will be sufficient in scope or duration to fully offset the possible liabilities arising from the consummation of the Exchanges.

Seasonality of the Resort Business; Adverse Weather

The business of the Hyatt Regency Pier 66 Hotel and the Radisson Bahia Mar Resort and Yachting Center (the Resort Facilities), is generally seasonal. The Resort Facilities, both of which are located in Fort Lauderdale, Florida, have historically experienced higher revenues and operating profits in the first and fourth quarters of each calendar year, due to increased rates of occupancy and room rental rates during the winter months.
This seasonality also results in higher operating costs during these quarters. In addition, South Florida is subject to tropical weather and storms which, if severe (as in the case of a hurricane), can interrupt the normal operations of the Resort Facilities and affect tourism.

Losses in Excess of Insurance Coverage

Upon consummation of the transactions contemplated by the Exchange Agreements, Panthers intends to maintain comprehensive insurance on such Resort Facilities, including liability, fire and extended coverage, in the types and amounts customarily obtained by an owner and operator in the lodging industry. Nevertheless, there are certain types of losses, generally of a catastrophic nature, such as hurricanes, earthquakes and floods, that may be uninsurable or not economically insurable. Panthers will use its discretion in determining amounts, coverage limits and deductibility provisions of insurance, with a view to obtaining appropriate insurance on the Resort Facilities at a reasonable cost and on suitable terms. This may result in insurance coverage that in the event of a loss would not be sufficient to pay the full current market value or current replacement value of Panthers lost investment and the insurance proceeds received by Panthers might not be adequate to restore its economic position with respect to such Resort Facilities.

MIA-150713-1